                                                                    Exhibit FS-2

                               FIRSTENERGY CORP.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                      NINE MONTHS ENDED SEPTEMBER 30, 1996

                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                             PRO FORMA        PRO FORMA
                                              OHIO EDISON     CENTERIOR     ADJUSTMENTS       COMBINED
                                              -----------     ---------     -----------       ---------
Operating revenues..........................    $ 1,858        $ 1,941         $ (14)(3h)      $ 3,785
                                              -----------     ---------     -----------       ---------
Fuel and purchased power....................        346            348            (3)(3h)          691
Other operation and maintenance expenses....        491            595           (11)(3h)        1,075
                                              -----------     ---------     -----------       ---------
Total operation and maintenance expenses....        837            943           (14)            1,766
Depreciation and amortization, net..........        285            259           (40)(3i)          504
General taxes...............................        185            247                             432
Income taxes................................        146             94            20(3k)           260
                                              -----------     ---------     -----------       ---------
Total operating expenses and taxes..........      1,453          1,543           (34)            2,962
                                              -----------     ---------     -----------       ---------
Operating income............................        405            398            20               823
Other income (expense)......................         25             (5)                             20
                                              -----------     ---------     -----------       ---------
Total income................................        430            393            20               843
                                              -----------     ---------     -----------       ---------
Interest charges............................        178            254                             432
Allowance for borrowed funds used during
  construction and capitalized interest.....         (3)            (2)                             (5)
Subsidiaries' preferred stock dividend
  requirements..............................         12             42            10(3j)            64
                                              -----------     ---------     -----------       ---------
Net interest and other charges..............        187            294            10               491
                                              -----------     ---------     -----------       ---------
Net income..................................        243             99            10               352
Preferred stock dividend requirements.......         10              0           (10)(3j)            0
                                              -----------     ---------     -----------       ---------
Earnings on common stock....................    $   233        $    99         $  20           $   352
                                              =========        =======      =========         ========
Average common shares outstanding...........        144            148           (70)              222
                                              =========        =======      =========         ========
Earnings per share of common stock..........    $  1.62        $   .67                         $  1.59
                                              =========        =======                        ========

                                     FS-1-3

                               FIRSTENERGY CORP.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                      NINE MONTHS ENDED SEPTEMBER 30, 1995

                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                             PRO FORMA        PRO FORMA
                                              OHIO EDISON     CENTERIOR     ADJUSTMENTS       COMBINED
                                              -----------     ---------     -----------       ---------
Operating revenues..........................    $ 1,849        $ 1,934         $ (13)(3h)      $ 3,770
                                              -----------     ---------     -----------       ---------
Fuel and purchased power....................        347            361            (4)(3h)          704
Other operation and maintenance expenses....        549            579            (9)(3h)        1,119
                                              -----------     ---------     -----------       ---------
Total operation and maintenance expenses....        896            940           (13)            1,823
Depreciation and amortization, net..........        188            162           (40)(3i)          310
General taxes...............................        184            246                             430
Income taxes................................        149            115            20(3k)           284
                                              -----------     ---------     -----------       ---------
Total operating expenses and taxes..........      1,417          1,463           (33)            2,847
                                              -----------     ---------     -----------       ---------
Operating income............................        432            471            20               923
Other income................................          8             35                              43
                                              -----------     ---------     -----------       ---------
Total income................................        440            506            20               966
                                              -----------     ---------     -----------       ---------
Interest charges............................        203            271                             474
Allowance for borrowed funds used during
  construction and capitalized interest.....         (4)            (2)                             (6)
Deferred nuclear unit interest..............         (4)             0                              (4)
Subsidiaries' preferred stock dividend
  requirements..............................          3             46            17(3j)            66
                                              -----------     ---------     -----------       ---------
Net interest and other charges..............        198            315            17               530
                                              -----------     ---------     -----------       ---------
Net income..................................        242            191             3               436
Preferred stock dividend requirements.......         17              0           (17)(3j)            0
                                              -----------     ---------     -----------       ---------
Earnings on common stock....................    $   225        $   191         $  20           $   436
                                              =========        =======      =========         ========
Average common shares outstanding...........        143            148           (70)              221
                                              =========        =======      =========         ========
Earnings per share of common stock..........    $  1.57        $  1.29                         $  1.97
                                              =========        =======                        ========

                                     FS-1-4

                               FIRSTENERGY CORP.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1995

                     (IN MILLIONS EXCEPT PER SHARE AMOUNTS)

                                                                             PRO FORMA        PRO FORMA
                                              OHIO EDISON     CENTERIOR     ADJUSTMENTS       COMBINED
                                              -----------     ---------     -----------       ---------
Operating revenues..........................    $ 2,466        $ 2,516         $ (17)(3h)      $ 4,965
                                              -----------     ---------     -----------       ---------
Fuel and purchased power....................        465            465            (8)(3h)          922
Other operation and maintenance expenses....        737            777           (12)(3h)        1,502
                                              -----------     ---------     -----------       ---------
Total operation and maintenance expenses....      1,202          1,242           (20)            2,424
Depreciation and amortization, net..........        262            228           (53)(3i)          437
General taxes...............................        243            322             2(3h)           567
Income taxes................................        192            135            26(3k)           353
                                              -----------     ---------     -----------       ---------
Total operating expenses and taxes..........      1,899          1,927           (45)            3,781
                                              -----------     ---------     -----------       ---------
Operating income............................        567            589            28             1,184
Other income................................         14             47            (1)(3h)           60
                                              -----------     ---------     -----------       ---------
Total income................................        581            636            27             1,244
                                              -----------     ---------     -----------       ---------
Interest charges............................        267            358                             625
Allowance for borrowed funds used during
  construction and capitalized interest.....         (6)            (3)                             (9)
Deferred nuclear unit interest..............         (4)             0                              (4)
Subsidiaries' preferred stock dividend
  requirements..............................          7             61            22(3j)            90
                                              -----------     ---------     -----------       ---------
Net interest and other charges..............        264            416            22               702
                                              -----------     ---------     -----------       ---------
Net income..................................        317            220             5               542
Preferred stock dividend requirements.......         22              0           (22)(3j)            0
                                              -----------     ---------     -----------       ---------
Earnings on common stock....................    $   295        $   220         $  27           $   542
                                              =========        =======      =========         ========
Average common shares outstanding...........        144            148           (70)              222
                                              =========        =======      =========         ========
Earnings per share of common stock..........    $  2.05        $  1.49                         $  2.44
                                              =========        =======                        ========

                                     FS-1-5

                               FIRSTENERGY CORP.

                NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED

                              FINANCIAL STATEMENTS

NOTE 1 -- RECLASSIFICATIONS
     Certain reclassifications have been made to the Centerior unaudited historical financial statements to conform to the presentation expected to be used by the merged companies.

NOTE 2 -- EXCHANGE RATIOS
     Under the Merger Agreement, each outstanding share of Ohio Edison Common Stock will be converted into one share of FirstEnergy Common Stock, and each outstanding share of Centerior Common Stock will be converted into 0.525 of a share of FirstEnergy Common Stock. These conversion numbers were used in computing share and per share amounts in the accompanying unaudited pro forma combined condensed financial statements.

NOTE 3 -- PRO FORMA ADJUSTMENTS
     (a) As required by APB 16, a pro forma adjustment has been recognized by FirstEnergy to adjust the Cleveland Electric and Toledo Edison nuclear generating units to fair value. Such adjustment has been based upon the estimated discounted future cash flows expected to be generated by their nuclear generating units. As a result of discontinuing SFAS 71 for Cleveland Electric and Toledo Edison nuclear assets and operations, a pro forma adjustment has been made to reflect the write-off of certain regulatory assets prior to consummation of the merger. All other regulatory assets are expected to continue to be recovered through rates associated with the remainder of their business.

     (b) A pro forma adjustment has been made to eliminate accounts receivable and payable between Ohio Edison and Centerior as of the balance sheet date.

     (c) A pro forma adjustment has been made to recognize goodwill in connection with the Merger. The goodwill represents the excess of the purchase price over Centerior's net assets after taking into account the adjustments described in (a) above. The carrying cost for all other assets and liabilities (except as described in (f) and (g) below) is assumed to be equal to fair market value. If it is ultimately determined that the fair market value of Centerior's net assets is more or less than their carrying value at the time of consummation, goodwill would be adjusted accordingly. The purchase price was based on the imputed value to holders of Centerior Common Stock using a market value of Ohio Edison Common Stock of $20.125 per share.

     (d) Pro forma equity adjustments recognize the elimination of Centerior's accumulated deficit as of the consummation of the Merger and the purchase price computed as described in (c) above.

     (e) Pro forma adjustments have been made to reclassify Ohio Edison preferred stock outstanding to subsidiary preferred stock outstanding on FirstEnergy's balance sheet.

     (f) A pro forma adjustment has been made to recognize Centerior's preferred stock of consolidated subsidiaries subject to mandatory redemption and long-term debt at estimated fair market value.

     (g) A pro forma adjustment has been made to recognize Centerior's net unamortized transition obligation related to certain retirement benefits.

     (h) Pro forma adjustments have been made to eliminate revenue and expense transactions between Ohio Edison and Centerior.

     (i) Pro forma adjustments have been made to recognize amortization of goodwill in connection with the Merger over a 40-year period, offset by reductions in depreciation expense and amortization of regulatory assets resulting from the assumed revaluation of Centerior's assets described in (a) above.

     (j) A pro forma adjustment has been made to reclassify Ohio Edison's preferred stock dividend requirements to subsidiaries' preferred stock dividend requirements (a reduction to net income) on FirstEnergy's statement of income.

     (k) Pro forma adjustments have been made for the estimated tax effects of the adjustments discussed in (a), (f), (g) and (i) above.

                                     FS-1-6